                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           QUESTRON TECHNOLOGY, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   -------------------------------------------------------------------

   2) Aggregate number of securities to which transaction applies:

   -------------------------------------------------------------------

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   -------------------------------------------------------------------

   4) Proposed maximum aggregate value of transaction:
   -------------------------------------------------------------------

   5) Total fee paid:
   -------------------------------------------------------------------

|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:
    ---------------------------------------

   2) Form, Schedule or Registration Statement No.:
    ---------------------------------------

   3) Filing Party:
    ---------------------------------------

   4) Date Filed:
    ---------------------------------------

                           QUESTRON TECHNOLOGY, INC.

                        6400 Congress Avenue, Suite 200A
                           Boca Raton, Florida 33487


Dear Stockholder:

         You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Questron Technology, Inc. which will be held on Tuesday, August 26, 1997 at 11:00 a.m. (local time) at the City Midday Club, 140 Broadway, 50th Floor, New York, New York.

         This booklet includes the notice of the meeting and the proxy statement which contains information about the functions of your Board of Directors and personal information about each of the nominees for the Board.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE SIZE OF YOUR HOLDINGS. I URGE YOU TO COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY.

         If you plan to attend the meeting and are a stockholder of record, please mark your proxy card in the space provided for that purpose. However, if your shares are not registered in your own name, please advise the stockholder of record (your bank, broker, etc.) that you wish to attend. Such stockholder of record must provide you with evidence of your ownership which will enable you to gain admittance to the meeting.

                                        Sincerely,


                                        Dominic A. Polimeni
                                        Chairman, President and
                                        Chief Executive Officer of the Company

July 18, 1997


                             YOUR VOTE IS IMPORTANT
                PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN
                    YOUR PROXY CARD IN THE ENCLOSED ENVELOPE

                                   NOTICE OF
                                 ANNUAL MEETING
                                       OF
                                  STOCKHOLDERS


Dear Stockholder:

         The 1997 Annual Meeting (the "Meeting") of Stockholders of Questron Technology, Inc., a Delaware corporation (the "Company"), will be held at the City Midday Club, 140 Broadway, 50th Floor, New York, New York on Tuesday, August 26, 1997 beginning at 11:00 a.m. (local time) for the following purposes:

    1.   TO ELECT DIRECTORS.

    2. TO RATIFY THE APPOINTMENT OF MOORE STEPHENS, P.C. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 1997, WHICH IS RECOMMENDED BY THE BOARD OF DIRECTORS.

    3. TO TRANSACT SUCH OTHER BUSINESS AS MAY BE PROPERLY BROUGHT BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

         Only holders of record of the Company's Common Stock and Series B Preferred Stock as of the close of business on July 10, 1997 are entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

                                          By Order of the Board of Directors,


                                          Milton M. Adler
                                          Secretary


QUESTRON TECHNOLOGY, INC.
6400 Congress Avenue, Suite 200A
Boca Raton, Florida 33487
July 18, 1997

                              GENERAL INFORMATION

       This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Questron Technology, Inc., a Delaware corporation (the "Company"), for use at the 1997 Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at 11:00 a.m. on Tuesday, August 26, 1997 at the City Midday Club, 140 Broadway, 50th Floor, New York, New York, and at any and all adjournments of the Meeting for the purposes set forth in the accompanying Notice of Meeting of Stockholders. This Proxy Statement and the enclosed proxy card will be mailed to stockholders on or about July 18, 1997. The Company's principal executive offices are located at 6400 Congress Avenue, Suite 200A, Boca Raton, Florida 33487.

       The accompanying proxy card is designed to permit each stockholder of record at the close of business on July 10, 1997 (the "Record Date") to vote in the election of directors and on the ratification of the appointment of auditors. As of the Record Date, 1,660,559 shares of common stock, par value $.001 per share ("Common Stock"), and 1,150,000 shares of Series B Convertible Preferred Stock, par value $.01 per share ("Series B Preferred Stock"), were issued and outstanding. Each holder of record will be entitled to one vote for each share of Common Stock and to 1.4375 votes for each share of Series B Preferred Stock held of record. Holders of shares of Common Stock and of Series B Preferred Stock are entitled to vote on all matters and no shares have cumulative voting rights. The presence of a majority of the votes represented by outstanding shares of Common Stock and outstanding shares of Series B Preferred Stock, voting as a single class, represented in person or by proxy at the meeting, will constitute a quorum. The proxy card provides space for a stockholder to withhold voting for any or all nominees for the Board of Directors or to abstain from voting for any proposal if the stockholder chooses to do so. Shares represented by properly executed proxy cards received by the Company at or prior to the Meeting will be voted at the Meeting according to the instructions indicated thereon or otherwise as provided therein. The election of directors requires the affirmative vote of a plurality of the votes cast. Ratification of the appointment of auditors requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. For purposes of determining the number of votes cast with respect to any voting matter, only those cast "FOR" or "AGAINST" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Meeting.

       Unless instructions to the contrary are indicated, the persons named on the proxy card will be deemed to have intended to vote the shares so represented "FOR" the election of the nominated directors and "FOR" the ratification of the appointment of auditors. As to any other business which may properly come before the Meeting, the persons named on the proxy card will vote according to their best judgment.

       A proxy may be revoked at any time before it is voted at the Meeting by filing with the Secretary of the Company an instrument revoking it, by a duly executed proxy bearing a later date, or by voting by ballot at the Meeting.

       This proxy is solicited by the Board of Directors of the Company. The cost of preparing, assembling and mailing this notice of meeting, proxy statement, and proxy will be borne by the Company. In addition to solicitation of the proxies by use of the mails, some of the officers, directors and regular employees of the Company, without extra remuneration, may solicit proxies personally or by telephone, telegraph, or cable. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of stock held of record. The Company will reimburse such persons for their reasonable expenses in forwarding soliciting material.

                   VOTING SECURITIES AND SECURITIES OWNERSHIP

VOTING SECURITIES

       The Board of Directors has fixed the close of business on July 10, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof. Only stockholders on the Record Date will be able to vote at the Meeting. The list of stockholders entitled to vote at the Meeting will be available for the examination of any stockholder for any purpose germane to the Meeting at the offices of Gould & Wilkie, One Chase Manhattan Plaza, 58th Floor, New York, New York, for ten days prior to the date of the Meeting.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

       The following table sets forth certain information, as of July 10, 1997, known to the Company regarding beneficial ownership of the Company's Common Stock by (i) any person who is known by the Company to own beneficially more than five percent of the outstanding shares of the Company's Common Stock; (ii) the Company's directors; and (iii) all executive officers and directors as a group. To the Company's knowledge, none of the foregoing persons owns any shares of Series B Preferred Stock. The following calculations were based upon 1,660,559 shares of the Company's Common Stock and 1,150,000 shares of Series B Preferred Stock being issued and outstanding as of the Record Date.

                                                                                Number of         Percentage        Percentage
                                                   Position with                Shares of          of Common        of Voting
  Name & Address                                    the Company               Common Stock           Stock            Power
  --------------                                   -------------              ------------        ----------        ----------

Dominic A. Polimeni(1)                     Chairman, President and Chief         380,273(2)          21.36             11.07
                                                 Executive Officer


Milton M. Adler (1)                       Director, Secretary, Treasurer             767(3)            *                 *
                                                  and Controller


Robert V. Gubitosi(1)                                Director                         __(4)           --                 --


Mitchell Hymowitz(1)                                 Director                      6,000(5)            *                 *


William J. McSherry, Jr.(1)                          Director                      5,000(6)            *                 *


Phillip D. Schwiebert                      President and Chief Operating         157,736(7)          9.33               4.72
   c/o Quest Electronic Hardware, Inc.      Officer of Quest Electronic
   1180 Murphy Avenue                      Hardware, Inc., a subsidiary
   San Jose, CA 95131                             of the Company


Joan R. Gubitosi                                        --                       380,273(2)          21.36             11.07
   c/o Gulfstream Financial Group, Inc.
   6400 Congress Ave., Suite 200A
   Boca Raton, FL 33487

                                     - 2 -


                                                                                Number of         Percentage        Percentage
                                                   Position with                Shares of          of Common        of Voting
  Name & Address                                    the Company               Common Stock           Stock            Power
  --------------                                   -------------              ------------        ----------        ----------

The Miami Project to Cure Paralysis                     --                          85,000            5.12              2.57
   The University of Miami
   School of Medicine
   1600 NW Tenth Avenue
   Miami, FL  33136


All officers and directors as a                                                    634,776           34.87              18.28
   group (five persons)

------------
*  Less than 1%

(1) c/o Questron Technology, Inc., 6400 Congress Avenue, Suite 200A, Boca Raton, FL 33487.

(2) These shares are owned by Gulfstream Financial Group, Inc. ("Gulfstream"). Joan R. Gubitosi and Dominic A. Polimeni are executive officers and the stockholders of Gulfstream and share voting and investment power with respect to shares owned by Gulfstream. The 380,273 shares reported above consist of 260,273 shares owned by Gulfstream and options to purchase 120,000 shares at $3.75 per share. This number does not include Series IV Warrants to purchase 1,000,000 shares of Common Stock granted pursuant to the November 8, 1996 Exchange Agreement, as defined below. In addition, upon the attainment of certain earnings targets for the Company, Gulfstream will be entitled to receive options to acquire additional shares of Common Stock at an exercise price equal to the fair market value of the Common Stock at the date of grant. See also "Voting Securities and Securities Ownership--Exchange Agreements" and "Related Party Transactions."

(3) Includes Options to purchase 667 shares of Common Stock at $127.50 per share granted pursuant to the 1992 Stock Option Plan.

(4) Mr. Gubitosi's wife, Joan R. Gubitosi, has shared beneficial ownership of 380,273 shares of Common Stock (see Footnote 3). Mr. Gubitosi disclaims beneficial ownership of such shares.

(5) Consists of options to purchase 1,500 shares of Common Stock at $3.875 per share, 1,500 shares of Common Stock at $11.25 per share, 1,500 shares of Common Stock at $24.06 per share and 1,500 shares of Common Stock at $19.06 per share granted pursuant to the 1994 Director Non-Qualified Stock Option Plan.

(6) Includes options to purchase 1,500 shares of Common Stock at $3.875 per share and 1,500 shares of Common Stock at $19.06 per share granted pursuant to the 1994 Director Non-Qualified Stock Option Plan. This figure also includes 2,000 shares acquired in a March 1995 private placement of the Company's securities. This figure does not include Series IV Warrants to purchase 18,000 shares.

(7) The 157,736 shares reported above consist of 127,736 shares owned by Mr. Schwiebert and options to purchase 30,000 shares at $3.75 per share. This number does not include Series IV Warrants to purchase 250,000 shares of Common Stock granted pursuant to the November 8, 1996 Exchange Agreement, as defined below, and options to purchase 30,000 shares of Common Stock at $6.00 per share granted effective May 31, 1997. The foregoing options vest and become exercisable as to 10,000 shares on each of the first three anniversary dates of the date of grant. In addition, upon the attainment of certain earnings targets for the Company, Mr. Schwiebert will be entitled to receive options to acquire additional shares of Common Stock at an exercise price equal to the fair market value of the Common Stock at the date of grant. See also "Voting Securities and Securities Ownership--Exchange Agreements."

PUBLIC OFFERING AND RELATED ACQUISITION

       On March 10, 1997, the Company completed an offering (the "Offering") of 1,150,000 units (the "Units") at a price of $6.00 per unit. Each Unit consisted of one share of the Company's Series B Convertible Preferred Stock and one redeemable Series IV Common Stock Purchase Warrant ("Series IV Warrant") of the Company. Each share of Series B Preferred Stock will be automatically converted into 1.4375 shares of Common Stock of the Company on March 4, 1999. Annual dividends will be paid on the Series B Preferred Stock in respect of the two-year period prior to conversion at the rate of $0.115 per share. Such dividends will be payable on March 4, 1998 and March 4, 1999, in cash or shares of Common Stock, at the option of the Company. Holders of Series B Preferred Stock are entitled to one vote for each share of Common Stock into which such Preferred Stock is convertible. Each Series IV Warrant entitles the holder to purchase, during the four-year period commencing March 4, 1998, one share of Common Stock at an exercise price of $5.75 per share. The Series IV Warrants are subject to redemption by the Company commencing March 4, 1998 for $.05, upon 30 days prior written notice, if the closing bid price of the Common Stock, as reported by the Nasdaq SmallCap Market, exceeds $8.50 per share for any 20 consecutive trading days ending within ten days prior to the date of the notice of redemption.

       Of the net proceeds of the Offering, $3,250,000 was used by the Company to acquire the business of Comp Ware, Inc., a Delaware corporation which does business as Webb Distribution ("Webb"), $1,750,000 was used to pay down debt of Webb and the Company, and $603,000 was retained by the Company for working capital.

EXCHANGE AGREEMENTS

       In connection with the Webb acquisition and the related Offering of Units, see "Voting Securities and Securities Ownership--Public Offering and Related Acquisition," Gulfstream Financial Group, Inc. ("Gulfstream"), a Florida corporation owned by Dominic A. Polimeni and Joan R. Gubitosi, and Phillip D. Schwiebert, entered into Exchange Agreements dated as of November 8, 1996 (the "Exchange Agreements") pursuant to which Gulfstream and Schwiebert agreed to exchange certain rights granted pursuant to a Management Advisory and Consulting Agreement and an Employment Agreement, respectively, to receive warrants to purchase up to 10% and 5%, respectively, of the Common Stock outstanding as of March 31, 1995. Based upon the number of shares of Common Stock outstanding on such date (after giving effect to the exercise of all the outstanding options and warrants), the foregoing previously represented the right of Gulfstream and Schwiebert to acquire up to 264,172 and 132,086 shares of Common Stock, respectively, at $1.00 per share (after giving effect to a one-for-ten reverse split).

       The Board of Directors deemed it desirable to enter into the Exchange Agreements by reason of the fact that the rights previously granted to Gulfstream and Schwiebert would have resulted in substantial charges to the Company's earnings by reason of accounting rules now in effect and would have resulted in substantial dilution to the other stockholders. Under the options, warrants and rights granted under the Exchange Agreements, no charge to earnings should result as a result of their being exercisable at the fair market value at the date of grant in lieu of $.10 per share ($1.00 per share after giving effect to a one-for-ten reverse split). In addition, pursuant to the Exchange Agreements the Company has substantially increased the pre-tax income targets needed to earn the performance awards ("Performance Awards") from $1.4 million, $1.8 million, $2.2 million and $2.6 million to $2.5 million, $3.5 million and $4.5 million. Under the prior arrangements, one half of the awards would have been earned upon completion of the acquisition described above under "Public Offering and Related Acquisition" thereby resulting in a substantial charge to earnings and substantial dilution to stockholders.

Under the Exchange Agreements, no awards will be earned until the $2.5 million pre-tax income target is met or exceeded. Finally, although Gulfstream and Schwiebert have the opportunity to earn a substantially greater number of shares, the amount of consideration which will have to be paid for such shares has substantially increased as well. The price to be paid per share acquired has increased under the Exchange Agreements from $1.00 to $3.75 in respect of the options granted, from $1.00 to $5.75 in respect of the Series IV Warrants and from $1.00 to the then current market price in the event that any Performance Awards are granted.

         Pursuant to the Exchange Agreements, Gulfstream and Schwiebert received the following in exchange for the rights previously granted under their respective agreements.

         Gulfstream:   1)  Options to acquire 120,000 shares of Common Stock
                           for a per share exercise price equal to $3.75; and

                       2) Series IV Warrants to acquire 1,000,000 shares of Common Stock for a per share exercise price of $5.75.

         Schwiebert:   1)  Options to acquire 30,000 shares of Common Stock for
                           a per share exercise price equal to $3.75; and

                       2) Series IV Warrants to acquire 250,000 shares of Common Stock for a per share exercise price of $5.75.

       In addition, Gulfstream and Schwiebert will be entitled to receive options to acquire additional shares of Common Stock at an exercise price equal to the fair market value of the Common Stock at the date of grant if the pre-tax income targets set forth below are met or exceeded in any fiscal year up to and including fiscal year 2001:


           No. of Additional                 No. of Additional
           Gulfstream Shares                 Schwiebert Shares                 Pre-tax Income at Least
           -----------------                 -----------------                 -----------------------
                333,333                           166,667                             $2,500,000

                333,333                           166,667                             $3,500,000

                333,334                           166,666                             $4,500,000



                             ELECTION OF DIRECTORS

       At the Meeting, the stockholders of record will elect five (5) directors to hold office until the 1998 annual meeting of stockholders or until their respective successors have been duly elected and qualified. Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted "FOR" the election of the following nominees: Milton M. Adler, Robert V. Gubitosi, Mitchell Hymowitz, William J. McSherry, Jr. and Dominic A. Polimeni. All of the nominees presently comprise the entire Board of Directors of the Company. If at any time prior to or during the Meeting any of the nominees becomes unavailable to serve as a director, the persons named in the enclosed proxy will vote the shares represented by the proxy for the election of such person as the Board of Directors may recommend.

       Set forth below is certain information concerning the nominees for election as directors:

Name                         Age      Position
----                         ---      --------

Dominic A. Polimeni           51      Chairman, President
                                      and Chief Executive Officer

Milton M. Adler               69      Secretary, Treasurer and Director

Robert V. Gubitosi            49      Director

Mitchell Hymowitz             34      Director

William J. McSherry, Jr.      49      Director


       DOMINIC A. POLIMENI has been President, Chief Operating Officer and a Director of the Company since March 1995, and Chairman and Chief Executive Officer since February 1996. He has also been Chairman, Chief Executive Officer and Chief Financial Officer of Quest Electronic Hardware, Inc. since October 1994. Since May 1996, Mr. Polimeni has been a director of Healthcare Imaging Services, Inc., a publicly held company based in Middletown, New Jersey which provides healthcare management and services. Since March 1996 Mr. Polimeni has also been a director of TMCI Electronics, Inc., a publicly held company based in San Jose, California which provides custom manufacturing and value-added services to the information technology industry. Mr. Polimeni has been Managing Director of Gulfstream Financial Group, Inc., a privately held financial consulting and investment banking firm, since August 1990. Prior to that he held the position of Chief Financial Officer of Arrow Electronics, Inc. ("Arrow") for four (4) years. He also held several other positions, including general management positions, with Arrow over an eight-year period. Prior to that he practiced as a Certified Public Accountant for more than 12 years and was a Partner in the New York office of Arthur Young & Company. He has also held the position of Chief Operating Officer of Fugazy Express, Inc., a New York based transportation company in its start-up phase. He holds a bachelor of business administration degree from Hofstra University. Mr. Polimeni is the brother-in-law of Mr. Gubitosi.

       MILTON M. ADLER has been a Director of the Company since February 1996, Controller of the Company since January 1992, Treasurer of the Company since February 1992 and Secretary since October 1993. Prior thereto, Mr. Adler was employed by Travelco, a travel consulting firm, for more than 18 years in various capacities, the most recent of which was Vice President of Administration. Mr. Adler is a Certified Public Accountant.

       ROBERT V. GUBITOSI has been a Director of the Company since February 1996 and Director of Operations of Quest Electronic Hardware, Inc., a subsidiary of the Company, since March 1995. Mr. Gubitosi has been a Managing Director of Gulfstream Financial Group, Inc., a privately held financial consulting and investment banking firm, since August 1990. Prior to that he held the position of General Partner and Chief Financial Officer of the Securities Groups, a New York investment banking firm and primary dealer of U.S. government securities, with responsibility for the investment banking activities of the firm. In addition, he has held managerial positions at Goldman Sachs & Company and Oppenheimer & Company and specialized in brokerage accounting and auditing at Haskins & Sells and Touche Ross & Co. He holds a bachelor of business administration degree from Hofstra University. Mr. Gubitosi is the brother-in-law of Mr. Polimeni.

       MITCHELL HYMOWITZ has been a Director of the Company since December 1993. Mr. Hymowitz has also been Principal/Chief Financial Officer of H&W Hardware Co., Inc. and Vice President of Two Twenty First Avenue Realty Corp. since September 1990. Prior to that he was Senior Accountant with Paritz and Company, P.A., in New Jersey. Mr. Hymowitz earned a Bachelor of Science in Business Administration with a degree in Accounting from State University of New York at Buffalo in 1984.

       WILLIAM J. MCSHERRY, JR. has been a Director of the Company since February 1996. Mr. McSherry has been a partner of Battle Fowler LLP, a law firm with offices in New York City and Los Angeles, since July 1991. Prior to July 1991, Mr. McSherry was a partner in the law firm of Bryan Cave. Mr. McSherry is also the President and a director of Playtex Marketing Corporation, a privately-owned corporation, and serves as a trustee and as Deputy Mayor of the Village of Larchmont, State of New York.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

       The Board of Directors held eight (8) meetings during the fiscal year ended December 31, 1996. All directors participated in all of the meetings of the Board of Directors. The Board of Directors acted by unanimous written consent eight (8) times during such fiscal year.

       The members of the Audit Committee are Messrs. McSherry and Hymowitz. On July 10, 1997, the Board of Directors established an Audit Committee. The Committee is responsible for considering management's recommendation of independent certified public accountants for each fiscal year, recommending the appointment or discharge of independent accountants to the Board of Directors and confirming the independence of the accountants. It is also responsible for reviewing and approving the scope of the planned audit, the results of the audit and the accountants' compensation for performing such audit; reviewing the Company's audited financial statements; and reviewing and approving the Company's internal accounting controls and discussing such controls with the independent accountants.

       Election of the above nominees as Directors of the Company requires a plurality of the votes represented at the meeting in person or by proxy. In case any of the nominees should become unavailable for election for any reason not presently known or contemplated, the persons named on the proxy still have discretionary authority to vote pursuant to the proxy for a substitute.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE-NAMED NOMINEES.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation of the named executive for the periods indicated. No other executive officer had total annual salary and bonus during any such period equal to or greater than $100,000.

                                                                                             Long Term Compensation
                                                                              ------------------------------------------------------
                                      Annual Compensation                         Awards                        Payouts
                              -----------------------------------             ---------------               --------------

(a)                           (b)       (c)        (d)        (e)             (f)          (g)               (h)        (i)

                                                                              Restricted   Securities
Name and                                                      Other Annual    Stock        Underlying        LTIP       All other
Principal Position            Year      Salary     Bonus      Compensation    Awards ($)   Options/SARs(#)   Payouts    Compensation
------------------            ----      ------     -----      ------------    ----------   ---------------   -------    ------------

Dominic A. Polimeni           1996      $100,000   --         --              --           --                --         --
  Chairman, President and     1995      $ 75,000   --         --              --           --                --         --
  Chief Executive Officer     1994      --         --         --              --           --                --         --


EMPLOYMENT AGREEMENT

       Dominic A. Polimeni, Chairman, Chief Executive Officer and President of the Company, is party to an employment agreement with Quest Electronic Hardware, Inc., a subsidiary of the Company. This agreement expires on March 31, 2000, provides for a base salary of $100,000 per annum and requires Mr. Polimeni to devote such portion of his business time and energies to the business and affairs of the Company as is needed to perform his duties under the agreement. See also "Related Party Transactions" with respect to a Management Advisory and Consulting Agreement between the Company and Gulfstream, a company owned by Mr. Polimeni and Joan R. Gubitosi.

OPTION/SAR GRANTS

       There were no grants during 1996 of stock options or stock appreciation rights to any person named in the Summary Compensation Table. For information relating to warrants and rights granted to Gulfstream, a company owned by Dominic A. Polimeni and Joan R. Gubitosi, and to Phillip D. Schwiebert, see "Voting Securities and Securities Ownership--Exchange Agreements."

OPTION/SAR EXERCISES

       There were no exercises of options during 1996.

COMPENSATION OF DIRECTORS

       Other than as described below, the Company does not have a standard policy regarding compensation of members of the Board of Directors. Other than as reported below, the members of the Board of Directors did not receive compensation for their services as such during the year ended December 31, 1996.

THE 1994 DIRECTOR NON-QUALIFIED STOCK OPTION PLAN

       On January 26, 1994, the Board of Directors (the "Board") adopted, subject to stockholder approval, the above captioned plan and in February 1996 amended the plan so as to change the annual date of the grant to the first Wednesday of February. On April 2, 1996, the Director Non-Qualified Stock Option Plan was approved by the Company's stockholders at a special meeting. The plan, as amended and approved, is hereinafter referred to as the "1994 Plan." Pursuant to the terms of the 1994 Plan, options for an aggregate of 30,000 shares of the Company's Common Stock may be granted.

       All non-employee directors shall receive an option to purchase 1,500 shares of the Common Stock of the Company on the first Wednesday of February in each calendar year at an exercise price equal to the fair market value per share of the Common Stock on that date. Such options shall be exercisable immediately for a period of 10 years from date of grant unless terminated earlier pursuant to the terms of the plan. Under the 1994 Plan, 9,000 options have been granted to date at exercise prices of $3.875 per share, $11.25 per share, $19.06 per share and $24.06 per share. (All numbers have been adjusted to reflect a one-for-ten reverse split).

THE 1996 STOCK OPTION PLAN

       At the Annual Meeting held on December 27, 1996, the stockholders approved the 1996 Stock Option Plan (the "Plan") pursuant to which officers, directors and employees of the Company and its Affiliates are eligible to be granted awards. The Plan is currently being administered by the Board of Directors which has the plenary authority to grant Awards including Stock Options, Stock Appreciation Rights, Restricted Stock, or any combination of the foregoing, and to determine the terms and conditions of the Awards.

       The total number of shares of Common Stock reserved and available for distribution as Awards under the Plan is 250,000. No such Awards were granted in 1996.


                           RELATED PARTY TRANSACTIONS

       As of the close of business on March 31, 1995, the Company acquired from Gulfstream Financial Group, Inc. ("Gulfstream"), a Florida corporation owned by Dominic A. Polimeni, the Chairman, President and Chief Executive Officer of Questron, and Chairman and Chief Executive Officer of Quest, and Joan R. Gubitosi, and from Phillip D. Schwiebert all of the outstanding capital stock of Quest Electronic Hardware, Inc. In connection with the acquisition, the Company entered into a Management Advisory and Consulting Agreement with Gulfstream whereby Gulfstream acts as an advisor and consultant to the Company and Quest and is paid a fee of $150,000 per year. This agreement expires on March 31, 2000 and can be terminated by either party on 90 days notice. In addition, upon the attainment of certain earnings targets for the Company, Gulfstream will be entitled to receive options to acquire additional shares of Common Stock at an exercise price equal to the fair market value at the date of grant. See "Voting Securities and Securities Ownership--Exchange Agreements."

       In April 1995, the Company loaned Stephen J. Drescher, then Chairman and Chief Executive Officer of the Company, $156,250 in connection with the exercise by Mr. Drescher of options to purchase Common Stock. The obligation to repay this loan was satisfied by Gulfstream and Mr. Schwiebert by the contribution of shares of Common Stock to the Company in connection with Mr. Drescher's resignation in January 1996 as an officer and director of the Company.

       In April 1995, the Company loaned Paul L. Burton, then Executive Vice President and a Director of the Company, $125,000 in connection with the exercise by Mr. Burton of options to purchase Common Stock. The obligation to repay this loan and to repay $69,228 of expenses paid by the Company on Mr. Burton's behalf was satisfied by Gulfstream and Mr. Schwiebert by the contribution of shares of Common Stock to the Company in connection with Mr. Burton's resignation in January 1996 as an officer and director of the Company.

           COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT

       Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of equity securities of the Company with the Securities and Exchange Commission. Officers, directors and greater-than-ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

       Based solely on a review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Company, or written representations from certain reporting persons that such persons have filed on a timely basis all reports required by Section 16(a), and without researching or making any inquiry regarding delinquent Section 16(a) filings, the Company believes that, during the fiscal year ended December 31, 1996, other than initial statements of beneficial ownership by Messrs. Gubitosi and McSherry, all such reports were filed on a timely basis.

                    RATIFICATION OF APPOINTMENT OF AUDITORS

       The Board of Directors has appointed Moore Stephens, P.C. as independent public accountants of the Company for the year ending December 31, 1997. The Board of Directors is submitting the appointment of Moore Stephens, P.C. for ratification at the Annual Meeting. Moore Stephens, P.C. audited the Company's financial statements for the fiscal years ended December 31, 1996, 1995 and 1994, and the Board believes that this firm has demonstrated that it is well qualified to make an independent examination of the accounts of the Company. If the appointment is not approved, the Board will reconsider its appointment. Representatives of Moore Stephens, P.C. will be present at the meeting, and will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

       Ratification of the appointment of auditors requires a majority of the votes represented at the meeting in person or by proxy.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOREGOING
RATIFICATION.

                                 OTHER BUSINESS

       It is not expected that any business other than that set forth in the Notice of Annual Meeting of Stockholders and more specifically described in this Proxy Statement will be brought before the meeting. However, if any other business should properly come before the meeting, it is the intention of the persons named on the enclosed proxy card to vote the signed proxies received by them in accordance with their best judgment on such business and any matters dealing with the conduct of the meeting.

1998 STOCKHOLDER PROPOSALS

       To be eligible for inclusion in the Company's Proxy Statement for the 1998 Annual Meeting of Stockholders, to be held on or about June 12, 1998, stockholder proposals must be received by the Company at its principal executive office, Questron Technology, Inc., 6400 Congress Avenue, Suite 200A, Boca Raton, FL 33487, on or before February 12, 1998.

ANNUAL REPORT

       The Securities and Exchange Commission rules require that an annual report precede or accompany proxy material. Copies of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996 accompany this proxy statement. More than one annual report need not be sent to the same address, if the recipient agrees. If more than one annual report is being sent to your address, mailing of the duplicate copy to the account you select will be discontinued upon your request.

                                          By Order of the Board of Directors,


                                          Milton M. Adler
                                          Secretary



Date: July 18, 1997



WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

                           QUESTRON TECHNOLOGY, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

         The undersigned hereby appoints Milton M. Adler, Robert V. Gubitosi and Dominic A. Polimeni as Proxies, each with the full power of substitution, and hereby authorizes each of them, to represent and vote, as designated on the reverse hereof, all shares of Common and Series B Preferred Stock of Questron Technology, Inc. (the "Company") held of record by the undersigned on July 10, 1997, at the Annual Meeting of Stockholders to be held on August 26, 1997, or any adjournment thereof, upon all such matters as may properly come before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF MOORE STEPHENS, P.C.

STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY
PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

         (THE PROXY CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE.)

[X] Please mark your
    votes as in this
    example.

                                                       WITHHOLD AUTHORITY
                                     FOR                to vote for all
                                 all nominees               nominees
                                   listed               listed at right
                             (except as marked to
                              the contrary below)

1.        ELECTION OF                [ ]                      [ ]
          DIRECTORS

          Nominees:

          Milton M. Adler
          Robert V. Gubitosi
          Mitchell Hymowitz
          William J. McSherry, Jr.
          Dominic A. Polimeni

          -----------------------------

          -----------------------------

          -----------------------------

2. Ratification of the appointment of Moore Stephens, P.C. as the Company's independent public accountants for the fiscal year ending December 31, 1997. (The Board of Directors recommends a vote "FOR" approval.)

                            FOR     AGAINST   ABSTAIN

                            [ ]       [ ]       [ ]

3. In their discretion upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

If you plan to attend this Annual Meeting, place an X in this box. [ ]


SIGNATURE:                                                DATE:          , 1997
          -----------------------------------------------      ----------
SIGNATURE:                                                DATE:          , 1997
          -----------------------------------------------      ----------
                     (Signature if Held Jointly)

NOTE: Please sign exactly as name or names appear on stock certificate as indicated hereon. Joint owners should each sign. When signing as attorney, executor, administrator or guardian, please give full title as such.